UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2023

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WLDN	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2023, Thomas D. Brisbin informed the Board of Directors (the “Board”) of Willdan Group, Inc. (the “Company”) of his intention to retire and resign as Chief Executive Officer of the Company, effective December 29, 2023. Dr. Brisbin will continue his service as Chairman of the Board after December 29, 2023.

On December 8, 2023, the Board appointed Michael A. Bieber, the Company’s current President, as President and Chief Executive Officer of the Company, effective as of December 30, 2023. Additionally, on December 8, 2023, the Board increased the size of the Board from seven to eight members and appointed Mr. Bieber to the Board to fill the newly created vacancy and to serve until the 2024 annual meeting of stockholders and until his successor has been duly elected and qualified or until his earlier resignation or removal, in each case effective December 30, 2023.

A description of Mr. Bieber’s background and compensatory arrangements is available in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 27, 2023 and is incorporated by reference herein. On December 8, 2023, the Compensation Committee of the Board and the Board approved an increase to Mr. Bieber’s base cash salary to $525,000 per year, effective December 30, 2023.

In connection with the management transition described above, the Company expects to enter a consulting agreement with Dr. Brisbin on the terms and conditions to be approved by Board and the Audit Committee of the Board.

Item 7.01.	Regulation FD Disclosure.

On December 12, 2023, the Company issued a press release announcing the management transition described herein. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and the related information in Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Document

99.1	Willdan Group, Inc. Press Release dated December 12, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: December 12, 2023	By:	/s/ Creighton K. Early
Creighton K. Early
Chief Financial Officer
(Principal Financial Officer)

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